EXHIBIT 32.1


                          SECTION 1350 CERTIFICATIONS

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      In connection with the quarterly report of 21st Century Technologies, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Romney, Chief Executive Officer and I, Alvin L. Dahl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2004



/s/ KEVIN ROMNEY
______________________________________
Kevin Romney
Chief Executive Officer


/s/ ALVIN L. DAHL
______________________________________
Alvin L. Dahl
Chief Financial Officer




A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO 21st CENTURY TECHNOLOGIES, INC. AND WILL BE RETAINED BY 21st CENTURY TECHNOLOGIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.